                                                                 Exhibit (e)(4)

SERVICE REQUEST
                                   PLATINUM
                         Investor(R) FlexDirector(SM)
                             AMERICAN GENERAL LIFE

PLATINUM INVESTOR FLEXDIRECTOR -- FIXED OPTION

   .   Division 301 - AGL Declared Fixed Interest Account

PLATINUM INVESTOR FLEXDIRECTOR -- VARIABLE DIVISIONS

AIM Variable Insurance Funds

   .   Division 491 - AIM V.I. Core Equity

   .   Division 441 - AIM V.I. International Growth

The Alger American Fund

   .   Division 444 - Alger American Leveraged AllCap

   .   Division 443 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

   .   Division 445 - VP Value

Credit Suisse Trust

   .   Division 446 - Small Cap Core I

Dreyfus Investment Portfolios

   .   Division 447 - MidCap Stock

Dreyfus Variable Investment Fund

   .   Division 449 - Developing Leaders

   .   Division 448 - Quality Bond

Fidelity Variable Insurance Products

   .   Division 453 - VIP Asset Manager

   .   Division 452 - VIP Contrafund

   .   Division 450 - VIP Equity-Income

   .   Division 492 - VIP Freedom 2020

   .   Division 493 - VIP Freedom 2025

   .   Division 494 - VIP Freedom 2030

   .   Division 451 - VIP Growth

   .   Division 454 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

   .   Division 458 - VIP Franklin Small Cap Value Securities

   .   Division 455 - VIP Franklin U.S. Government

   .   Division 456 - VIP Mutual Shares Securities

   .   Division 457 - VIP Templeton Foreign Securities

Janus Aspen Series

   .   Division 459 - International Growth

   .   Division 461 - Mid Cap Growth

   .   Division 460 - Worldwide Growth

J.P. Morgan Series Trust II

   .   Division 463 - JPMorgan Mid Cap Value

   .   Division 462 - JPMorgan Small Company

MFS Variable Insurance Trust

   .   Division 466 - MFS VIT Core Equity

   .   Division 464 - MFS VIT Emerging Growth

   .   Division 467 - MFS VIT New Discovery

   .   Division 465 - MFS VIT Research

Neuberger Berman Advisers Management Trust

   .   Division 468 - AMT Mid-Cap Growth

Oppenheimer Variable Account Funds

   .   Division 469 - Oppenheimer Balanced

   .   Division 470 - Oppenheimer Global Securities

PIMCO Variable Insurance Trust

   .   Division 496 - PIMCO VIT CommodityRealReturn Strategy

   .   Division 472 - PIMCO VIT Real Return

   .   Division 471 - PIMCO VIT Short-Term

   .   Division 473 - PIMCO VIT Total Return

Pioneer Variable Contracts Trust

   .   Division 495 - Pioneer Mid Cap Value VCT

Putnam Variable Trust

   .   Division 474 - Putnam VT Diversified Income

   .   Division 475 - Putnam VT Growth and Income

   .   Division 476 - Putnam VT Int'l Growth and Income

SunAmerica Series Trust

   .   Division 478 - ST Aggressive Growth

   .   Division 477 - ST Balanced

The Universal Institutional Funds, Inc.

   .   Division 479 - Equity Growth

   .   Division 480 - High Yield

VALIC Company I

   .   Division 481 - International Equities

   .   Division 482 - Mid Cap Index

   .   Division 483 - Money Market I

   .   Division 484 - Nasdaq-100 Index

   .   Division 487 - Science & Technology

   .   Division 486 - Small Cap Index

   .   Division 485 - Stock Index

Van Kampen Life Investment Trust

   .   Division 490 - LIT Growth and Income

Vanguard Variable Insurance Fund

   .   Division 488 - VIF High Yield Bond

   .   Division 489 - VIF REIT Index

AGLC100910 Rev0305                                                      Rev1007

[LOGO OF AIG(R) AMERICAN GENERAL]                    Variable Universal Life
                                                   Insurance Service Request

                                                                                  Complete and return this request to:
                                                                                    Variable Universal Life Operations
                                                                                 PO Box 4880 . Houston, TX. 77210-4880
American General Life Insurance Company ("AGL")         (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258 . Fax:
A member company of American International Group, Inc.                                                  (713) 620-6653

[_] POLICY                1.  POLICY #: _______________________ INSURED: ________________
    IDENTIFICATION
COMPLETE THIS SECTION FOR
ALL REQUESTS.                 Address: _____________________________________ New Address (yes) (no)

                              Primary Owner (If other than an insured): _____________________________

                              Address: ___________________________________________ New Address (Yes) (No)

                              Primary Owner's S.S. No. or Tax I.D. No. __________ Phone Number: (    )_____-_____

                              Joint Owner (If applicable): ___________________________________

                              Address: ______________________________________ New Address (yes) (no)


[_] NAME CHANGE           2.  Change Name Of: (Circle One)        Insured  Owner  Payor  Beneficiary

                              Change Name From: (First, Middle, Last)   Change Name To: (First, Middle, Last)
Complete this section if
the name of one of the        ___________________________    ____________________________________
Insured, Owner, Payor or
Beneficiary has changed.      Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy
(Please note, this does       of legal proof)
not change the Insured,
Owner, Payor or
Beneficiary designation).

[_] CHANGE IN          3.  INVESTMENT DIVISION                                  PREM%    DED%
    ALLOCATION             (301) AGL Declared Fixed Interest Account          ______  ______
    PERCENTAGES            AIM Variable Insurance Funds
                           (491) AIM V.I. Core Equity*                        ______  ______
Use this section to        (441) AIM V.I. International Growth                ______  ______
indicate how               The Alger American Fund
premiums or monthly        (444) Alger American Leveraged AllCap              ______  ______
deductions are to          (443) Alger American MidCap Growth                 ______  ______
be allocated. Total        American Century Variable Portfolios, Inc.
allocation in each         (445) VP Value                                     ______  ______
column must equal          Credit Suisse Trust
100%; whole numbers        (446) Small Cap Core I                             ______  ______
only.                      Dreyfus Investment Portfolios
                           (447) MidCap Stock*                                ______  ______
* These investment         Dreyfus Variable Investment Fund
options are                (449) Developing Leaders*                          ______  ______
available only for         (448) Quality Bond*                                ______  ______
owners whose               Fidelity Variable Insurance Products
policies were              (453) VIP Asset Manager                            ______  ______
effective before           (452) VIP Contrafund                               ______  ______
5/1/06.                    (450) VIP Equity-Income                            ______  ______
                           (492) VIP Freedom 2020                             ______  ______
** This investment         (493) VIP Freedom 2025                             ______  ______
option is not              (494) VIP Freedom 2030                             ______  ______
available for any          (451) VIP Growth                                   ______  ______
purpose except to          (454) VIP Mid Cap                                  ______  ______
transfer                   Franklin Templeton Variable Insurance Products
Accumulation Value         Trust
to other investment        (458) VIP Franklin Small Cap Value Securities      ______  ______
options.                   (455) VIP Franklin U.S. Government                 ______  ______
                           (456) VIP Mutual Shares Securities                 ______  ______
                           (457) VIP Templeton Foreign Securities             ______  ______
                           Janus Aspen Series
                           (459) International Growth                         ______  ______
                           (461) Mid Cap Growth                               ______  ______
                           (460) Worldwide Growth*                            ______  ______
                           J.P. Morgan Series Trust II                        ______  ______
                           (463) JPMorgan Mid Cap Value**                         NA  ______
                           (462) JPMorgan Small Company                       ______  ______
                           MFS Variable Insurance Trust
                           (466) MFS VIT Core Equity*                         ______  ______
                           (464) MFS VIT Emerging Growth*                     ______  ______
                           (467) MFS VIT New Discovery                                ______
                           (465) MFS VIT Research                             ______  ______
                           Neuberger Berman Advisers Management Trust
                           (468) AMT Mid-Cap Growth                           ______  ______
                           Oppenheimer Variable Account Funds
                           (469) Oppenheimer Balanced                         ______  ______
                           (470) Oppenheimer Global Securities                ______  ______
                           PIMCO Variable Insurance Trust
                           (496) PIMCO VIT                                    ______  ______
                           CommodityRealReturn Strategy
                           (472) PIMCO VIT Real Return                        ______  ______
                           (471) PIMCO VIT Short-Term                         ______  ______
                           (473) PIMCO VIT Total Return                       ______  ______
                           Pioneer Variable Contracts Trust
                           (495) Pioneer Mid Cap Value VCT                    ______  ______
                           Putnam Variable Trust
                           (474) Putnam VT Diversified Income                 ______  ______
                           (475) Putnam VT Growth and Income*                 ______  ______
                           (476) Putnam VT Int'l Growth and Income            ______  ______
                           SunAmerica Series Trust
                           (478) ST Aggressive Growth                         ______  ______
                           (477) ST Balanced                                  ______  ______
                           The Universal Institutional Funds, Inc.
                           (479) Equity Growth*                               ______  ______
                           (480) High Yield*                                  ______  ______
                           VALIC Company I
                           (481) International Equities                       ______  ______
                           (482) Mid Cap Index                                ______  ______
                           (483) Money Market I                               ______  ______
                           (484) Nasdaq-100 Index                             ______  ______
                           (487) Science & Technology                         ______  ______
                           (486) Small Cap Index                              ______  ______
                           (485) Stock Index                                  ______  ______
                           Van Kampen Life Investment Trust
                           (490) LIT Growth and Income                        ______  ______
                           Vanguard Variable Insurance Fund                   ______  ______
                           (488) VIF High Yield Bond                          ______  ______
                           (489) VIF REIT Index                               ______  ______

                           Other: _______________________                     ______  ______
                                                                              100%       100%

AGLC100910 Rev0305                  Page 2 of 5                         Rev1007

[_] MODE OF              4.  Indicate frequency and premium amount desired: $______ Annual
    PREMIUM                  $______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE

Use this section to                              $______ Monthly (Bank Draft Only)
change the billing
frequency and/or             Indicate billing method desired:______ Direct Bill _____
method of premium            Pre-Authorized Bank Draft (attach a Bank Draft Authorization
payment. Note,               Form and "Void" Check)
however, that AGL will
not bill you on a direct     Start Date: ____ /____ /____
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

[_] LOST POLICY          5.  I/we hereby certify that the policy of insurance for the listed
    CERTIFICATE              policy has been ____ LOST ____ DESTROYED ____ OTHER.

Complete this section if     Unless I/we have directed cancellation of the policy, I/we
applying for a               request that a:
Certificate of Insurance
or duplicate policy to          _____ Certificate of Insurance at no charge
replace a lost or
misplaced policy. If a          _____ Full duplicate policy at a charge of $25
full duplicate policy is
being requested, a check     be issued to me/us. If the original policy is located, I/we will
or money order for $25       return the Certificate or duplicate policy to AGL for
payable to AGL must be       cancellation.
submitted with this
request.

[_] DOLLAR COST          6.  Day of the month for transfers ____________ (Chose a day of the
    AVERAGING (DCA)          month between 1-28) Frequency of transfers: ______ Monthly
    ($5,000 MINIMUM          Quarterly ______ Semi-Annually ______ Annually
    BEGINNING                DCA to be made from the following investment option: ________
    ACCUMULATION
    VALUE)                   Transfer: $___________________________ ($100 minimum, whole dollars only)

An amount can be        AIM Variable Insurance Funds
systematically          (491) AIM V.I. Core Equity*                        $____________
transferred from any    (441) AIM V.l. International Growth                $____________
one investment option   The Alger American Fund
and directed to one or  (444) Alger American Leveraged AllCap              $____________
more of the investment  (443) Alger American MidCap Growth                 $____________
options below. The AGL  American Century Variable Portfolios, Inc.
Declared Fixed          (445) VP Value                                     $____________
Interest Account is     Credit Suisse Trust
not available for DCA.  (446) Small Cap Core I                             $____________
Please refer to the     Dreyfus Investment Portfolios
prospectus for more     (447) MidCap Stock*                                $____________
information on the DCA  Dreyfus Variable Investment Fund
option.                 (449) Developing Leaders*                          $____________
                        (448) Quality Bond*                                $____________
NOTE: DCA is not        Fidelity Variable Insurance Products
available if the        (453) VIP Asset Manager                            $____________
Automatic Rebalancing   (452) VIP Contrafund                               $____________
option has been chosen. (450) VIP Equity-Income                            $____________
                        (492) VIP Freedom 2020                             $____________
* These investment      (493) VIP Freedom 2025                             $____________
options are available   (494) VIP Freedom 2030                             $____________
only for owners whose   (451) VIP Growth                                   $____________
policies were           (454) VIP Mid Cap                                  $____________
effective before        Franklin Templeton Variable Insurance Products
5/1/06.                 Trust
                        (458) VIP Franklin Small Cap Value Securities      $____________
                        (455) VIP Franklin U.S. Government                 $____________
                        (456) VIP Mutual Shares Securities                 $____________
                        (457) VIP Templeton Foreign Securities             $____________
                        Janus Aspen Series
                        (459) International Growth                         $____________
                        (461) Mid Cap Growth                               $____________
                        (460) Worldwide Growth*                            $____________
                        J.P. Morgan Series Trust II
                        (462) JPMorgan Small Company                       $____________
                        MFS Variable Insurance Trust
                        (466) MFS VIT Core Equity*                         $____________
                        (464) MFS VIT Emerging Growth*                     $____________
                        (467) MFS VIT New Discovery                        $____________
                        (465) MFS VIT Research                             $____________
                        Neuberger Berman Advisers Management Trust
                        (468) AMT Mid-Cap Growth                           $____________
                        Oppenheimer Variable Account Funds
                        (469) Oppenheimer Balanced                         $____________
                        (470) Oppenheimer Global Securities                $____________
                        PIMCO Variable Insurance Trust
                        (496) PIMCO VIT
                        CommodityRealReturn Strategy                       $____________
                        (472) PIMCO VIT Real Return                        $____________
                        (471) PIMCO VIT Short-Term                         $____________
                        (473) PIMCO VIT Total Return                       $____________
                        Pioneer Variable Contracts Trust
                        (495) Pioneer Mid Cap Value VCT                    $____________
                        Putnam Variable Trust
                        (474) Putnam VT Diversified Income                 $____________
                        (475) Putnam VT Growth and Income*                 $____________
                        (476) Putnam VT Int'l Growth and Income            $____________
                        SunAmerica Series Trust
                        (478) ST Aggressive Growth                         $____________
                        (477) ST Balanced                                  $____________
                        The Universal Institutional Funds, Inc.
                        (479) Equity Growth*                               $____________
                        (480) High Yield*                                  $____________
                        VALIC Company I
                        (481) International Equities                       $____________
                        (482) Mid Cap Index                                $____________
                        (483) Money Market I                               $____________
                        (484) Nasdaq-100 Index                             $____________
                        (487) Science & Technology                         $____________
                        (486) Small Cap Index                              $____________
                        (485) Stock Index                                  $____________
                        Van Kampen Life Investment Trust
                        (490) LIT Growth and Income                        $____________
                        Vanguard Variable Insurance Fund
                        (488) VIF High Yield Bond                          $____________
                        (489) VIF REIT Index                               $____________

                        Other: ___________________________                 $____________

                        ______ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC100910 Rev0305                  Page 3 of 5                         Rev1007

[_] AUTOMATIC          7.  Indicate frequency ______ Quarterly
    REBALANCING            ______ Semi-Annually ______ Annually
                                 (Division Name or Number)
($5,000 minimum                                                  (Division Name or Number)
accumulation value)        ______%: ____________________________ ______%: ____________________________
Use this section to        ______%: ____________________________ ______%: ____________________________
apply for or make          ______%: ____________________________ ______%: ____________________________
changes to Automatic       ______%: ____________________________ ______%: ____________________________
Rebalancing of the         ______%: ____________________________ ______%: ____________________________
variable divisions.        ______%: ____________________________ ______%: ____________________________
Please refer to the        ______%: ____________________________ ______%: ____________________________
prospectus for more        ______%: ____________________________ ______%: ____________________________
information on the         ______%: ____________________________ ______%: ____________________________
Automatic Rebalancing      ______%: ____________________________ ______%: ____________________________
Option.                    ______%: ____________________________ ______%: ____________________________


Note: Automatic            ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost Averaging
option has been
chosen.

See investment option
restrictions in Box 3
above.

[_]  AUTHORIZATION     8.  I (or we, if Joint Owners) hereby authorize AGL to act
     FOR TRANSACTIONS      on telephone instructions or e-service instructions,
                           if elected, to transfer values among the Variable
Complete this section      Divisions and AGL Declared Fixed Interest Account and
if you are applying        to change allocations for future premium payments and
for or revoking            monthly deductions.
current telephone or
e-service privileges.

                           Initial the designation you prefer:

                           ____Policy Owner(s) only -- If Joint Owners, either one acting independently.

                           ____Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                           AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                           ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE
                           AUTHORIZATION.
                           ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE
                           AUTHORIZATION.

[_]  CORRECT AGE       9.  Name of Insured for whom this correction is submitted: __________________

Use this section to        Correct DOB: __/__/_____
correct the age of
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

                       10. (Division Name or Number)      (Division Name or Number)
[_] TRANSFER OF
    ACCUMULATED
    VALUES                 Transfer $______ or ______% from _____________ to ___________

Use this section if        Transfer $______ or ______% from _____________ to ___________
you want to transfer
money between              Transfer $______ or ______% from _____________ to ___________
divisions. The
minimum amount for         Transfer $______ or ______% from _____________ to ___________
transfers is $500.00.
Withdrawals from the       Transfer $______ or ______% from _____________ to ___________
AGL Declared Fixed
Interest Account to a      Transfer $______ or ______% from _____________ to ___________
Variable Division may
only be made within        Transfer $______ or ______% from _____________ to ___________
the 60 days after a
policy anniversary.        Transfer $______ or ______% from _____________ to ___________
See transfer
limitations outlined       Transfer $______ or ______% from _____________ to ___________
in prospectus. If a
transfer causes the        Transfer $______ or ______% from _____________ to ___________
balance in any
division to drop
below $500, AGL
reserves the right to
transfer the
remaining balance.
Amounts to be
transferred should be
indicated in dollar
or percentage
amounts, maintaining
consistency
throughout.

See investment option
restrictions in Box 3
above.

AGLC100910 Rev0305                  Page 4 of 5                         Rev1007

[_] REQUEST FOR        11. ____ I request a partial surrender of $_______ or ______% of the net cash
    PARTIAL SURRENDER/     surrender value.
    POLICY LOAN            _______ I request a loan in the amount of $________.
                           _______ I request the maximum loan amount available from my policy.
Use this section to
apply for a partial        Unless you direct otherwise below, proceeds are allocated according to the
surrender from or          deduction allocation percentages in effect, if available; otherwise they
policy loan against        are taken pro-rata from the AGL Declared Fixed Interest Account and
policy values. For         Variable Divisions in use.
detailed information       __________________________________________________
concerning these two       __________________________________________________
options please refer       __________________________________________________
to your policy and
its related
prospectus. If
applying for a
partial surrender, be
sure to complete the
Notice of Withholding
section of this
Service Request in
addition to this
section.

[_] NOTICE OF          12. The taxable portion of the distribution you receive from your variable
    WITHHOLDING            universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of
Complete this section      state income tax may also be required by your state of residence. You may
if you have applied        elect not to have withholding apply by checking the appropriate box below.
for a partial              If you elect not to have withholding apply to your distribution or if you
surrender in               do not have enough income tax withheld, you may be responsible for payment
Section 11.                of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                           Check one: [_] I do want income tax withheld from this distribution.

                                      [_] I do not want income tax withheld from this distribution.

                           If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[_] AFFIRMATION/       13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number
    SIGNATURE              shown on this form is my correct taxpayer identification number and; (2)
                           that I am not subject to backup withholding under Section 3406(a)(1)(c) of
Complete this section      the Internal Revenue Code.
for ALL requests.
                           The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


                           Dated at ______________ this ______ day of ______, _____.
                                   (City, State)
                           X                            X
                           -------------------------    --------------------------------
                           SIGNATURE OF OWNER           SIGNATURE OF WITNESS

                           X                            X
                           -------------------------    --------------------------------
                           SIGNATURE OF JOINT OWNER     SIGNATURE OF WITNESS

                           X                            X
                           -------------------------    --------------------------------
                           SIGNATURE OF ASSIGNEE        SIGNATURE OF WITNESS

AGLC100910 Rev0305                  Page 5 of 5                         Rev1007